UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 22, 2022

Date of Report (Date of earliest event reported)

CONNEXA SPORTS TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-41423	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2709 N. Rolling Road, Suite 138

Windsor Mill

Baltimore, MD

21244

(Address of principal executive offices)

(443) 407-7564

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CNXA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 22, 2022, Connexa Sports Technologies Inc. (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, since the Company has not yet filed its Quarterly Report on Form 10-Q for the period ended July 31, 2022 (“Form 10-Q”) and its Annual Report on Form 10-K for the fiscal year ended April 30, 2022 (“Form 10-K”), it does not comply with Nasdaq Listing Rule 5250(c)(1) for continued listing. As previously disclosed, the Company received a letter from Nasdaq on August 16, 2022 (the “First Letter”) regarding the Company not filing its Form 10-K.

As a result of this delinquency of not timely filing the Form 10-Q and the Form 10-K, the Company has 60 calendar days from the date of the First Letter, until October 17, 2022, to submit a plan to regain compliance and if Nasdaq accepts such plan, Nasdaq may grant an exception of up to 180 calendar days from the original due date of the Form 10-K, or until February 13, 2023, to regain compliance. The Company intends to submit the plan within the 60-day calendar period. However, there is no assurance that Nasdaq will accept the Company’s plan to regain compliance or, if accepted, that the Company will be able to regain compliance with Nasdaq’s rules by February 13, 2023. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq hearings panel.

Item 7.01 Regulation FD Disclosure.

A press release, dated September 26, 2022, disclosing the Company’s receipt of the Nasdaq notification letter referenced above is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 26, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Concerning Forward Looking Statements

This current report on Form 8-K contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), including statements regarding the Company’s ability to complete the filing of the Quarterly Report on Form 10-Q and Annual Report on Form 10-K within the period prescribed by Nasdaq and the Company’s ability to timely file its periodic reports going forward. These statements are based on current expectations as of the date of this current report and involve a number of risks and uncertainties, which may cause results to differ materially from those indicated by these forward-looking statements. These risks include, without limitation, risks related to the auditor’s ability to timely complete the Form 10-K, including the audited financial statements for the fiscal year ended April 30, 2022, and the Company’s ability to compile and prepare unaudited financial statements for the quarter ended July 31, 2022. Any reader of this current report is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this press release, except as required by applicable laws or regulations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNEXA sPORTS tECHNOLOGIES inc.

Dated: September 26, 2022	By:	/s/ Mike Ballardie
Chief Executive Officer